UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 20, 2000





                             Ableauctions.com, Inc.
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             (Exact name of registrant as specified in its charter)


        Florida                    000-28179                 Not Available
------------------------    -----------------------    -------------------------
(State of incorporation)    (Commission file number)        (I.R.S. Employer
                                                           Identification No.)


                              1963 Lougheed Highway
                           Coquitlam, British Columbia
                                 Canada V3K 3T8
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (604) 521 2253




                                 Not Applicable
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             (Former name or address, if changed since last report)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     Pursuant  to  an  asset   purchase   agreements   dated  March  20,   2000,
Ableauctions.com, Inc., a Florida corporation (the "Registrant"), through its wholly-owned subsidiary, Ableauctions.com (Washington), Inc., a Washington corporation, acquired substantially all of the property, assets, and business, as a going concern, of Mesler's Auction House of Scottsdale, LLC, an Arizona limited liability company ("Mesler's"). The Registrant agreed to purchase Mesler's for the following consideration:

     (a)  $255,000 in cash;

     (b)  the balance of $245,000 by issuing to Mesler's:

          (i)  30,625 shares of common stock of the Registrant; and

          (ii) a non-transferable share purchase warrant entitling Mesler's to purchase up to 150,000 shares of common stock of the Registrant at the price of $8.00 per share for one year from the closing date of the purchase and sale;

     In connection with the Registrant's acquisition of Mesler's, the Registrant entered into a separate real estate purchase and sale agreement dated March 20, 2000 with C&C Capital Investment, Inc. ("C&C"), under which the Registrant, through its Subsidiary, purchased from C&C real estate and the building thereon located at 7303 East Earll Drive, Scottsdale, Arizona, 85251 (the "Property"). Under the real estate purchase and sale agreement, the Registrant will paid to C&C the following consideration:

     (a)  as to $1,200,000 in cash;

     (b) as to approximately $1,050,000, by the Subsidiary assuming the wrap-around promissory note and wrap-around trust deed and assignment of rents in favor of Lewis Hollander Scottsdale; and

     (c)  issue to C&C  155,486  shares of its common stock.

     The Registrant funded the cash portion of the acquisition from the proceeds of a $5,000,000 unit private placement at $5.00 per unit, each unit consisting of one share of common stock and one non-transferable share purchase warrant exercisable to acquire one additional common share of the Registrant at a price of $5.00 until the first anniversary after the date of issuance and thereafter at a price of $6.00 until the second anniversary after the date of issuance.

     The acquisition closed on March 20, 2000.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of the Business Acquired.

           Not applicable.

     (b)  Pro Forma Financial Information.

           Not applicable.

     (c)  Exhibits

Exhibit
 Number        Description
 ------        -----------

  2.1 Asset Purchase Agreement among Mesler's Auction House of Scottsdale, LLC, Ableauctions.com (Washington), Inc. and Ableauctions.com, Inc. dated as of March 20, 2000 (without schedules or exhibits).(1)

  2.2 Real Estate Purchase Agreement between C&C Capital Investment, Inc. and Ableauctions.com, Inc. dated as of March 20, 2000 (without schedules or exhibits).(1)

-------------------------
(1) Ableauctions.com, Inc. agrees to supplementally furnish a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

                                     Ableauctions.com, Inc.


April 4, 2000                        /s/ Abdul Lahda
--------------------                 ------------------------------------------
(Date)                               Abdul Lahda, President and Director

                                 EXHIBIT INDEX

Exhibit
 Number        Description
 ------        -----------


  2.1 Asset Purchase Agreement among Mesler's Auction House of Scottsdale, LLC, Ableauctions.com (Washington), Inc. and Ableauctions.com, Inc. dated as of March 20, 2000 (without schedules or exhibits).(1)

  2.2 Real Estate Purchase Agreement between C&C Capital Investment, Inc. and Ableauctions.com, Inc. dated as of March 20, 2000 (without schedules or exhibits).(1)

-------------------------
(1) Ableauctions.com, Inc. agrees to supplementally furnish a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.